UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2006



                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)




              MAINE                     01-28190              01-0413282
    (State or other jurisdiction      (Commission           (IRS employer
          of incorporation)           File Number)        Identification No.)




    Two Elm Street, Camden, Maine                           04843
 (Address of principal executive offices)                 (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

Camden National Corporation issued a press release on July 25, 2006 announcing earnings for the second quarter of 2006.

Item 9.01 - Financial Statements and Exhibits


            (c)        Exhibits.

                       99.1        Second quarter 2006 earnings press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


Date: July 25, 2006    CAMDEN NATIONAL CORPORATION


                       By:   /s/ Sean G. Daly
                       -------------------------------------------
                             Sean G. Daly
                             Chief Financial Officer and Principal
                             Financial & Accounting Officer